UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 19, 2011

Medical Properties Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	001-32559 (Commission File Number)	20-0191742 (IRS Employer Identification Number)
1000 Urban Center Drive, Suite 501, Birmingham, AL 35242
(Address of principal executive offices) (Zip code)
(205) 969-3755
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On April 19, 2011, Medical Properties Trust, Inc. issued a press release announcing that the previously announced offering of $450 million aggregate principal amount of senior notes due 2021 by its operating partnership, MPT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and MPT Finance Corporation, a Delaware corporation and wholly owned subsidiary of the Operating Partnership, priced today with a coupon of 6.875%. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued April 19, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.
By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 19, 2011

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